EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TOSECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Liquidmetal Technologies, Inc. (the “company”) on Form 10-K/A (Amendment #3) for the year ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Ricardo A. Salas, President / Chief Executive Officer, and Young J. Ham, Chief Financial Officer, of the company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: July 20, 2006	By:	/s/ Ricardo A. Salas
Ricardo A. Salas
President and CEO

Date: July 20, 2006	By:	/s/ Young J. Ham
Young J. Ham
CFO

A signed original of this written statement required by Section 906 has been provided to Liquidmetal Technologies, Inc. and will be retained by Liquidmetal Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.